                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 1998

                                Bionutrics, Inc.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-22011


                  NEVADA                             86-0760991

(State or other jurisdiction of                      (IRS Employer
incorporation or organization)                       Identification No.)




2425 E. CAMELBACK RD., SUITE 650                     85016-4214
   PHOENIX, AZ  85016

(Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (602) 508-0112

     Registrant hereby amends its Current Report on Form 8-K for August 14, 1998, filed on August 31, 1998, solely to add certain exhibits required by Item 7 of Form 8-K.

Item No. 7        Exhibits

       99.1 TECHNOLOGY AGREEMENT DATED AS OF AUGUST 14, 1998, BETWEEN AC HUMKO CORP. AND BIONUTRICS ENTITIES*

       99.2 EXCLUSIVE SUPPLY AGREEMENT DATED AS OF AUGUST 14, 1998, BETWEEN AC HUMKO CORP. AND BIONUTRICS ENTITIES*

       * A portion of the exhibits as noted therein has been redacted pursuant to a request for confidential treatment filed with the Commission. The omitted information has been filed separately.

                                   Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:                                      Bionutrics, Inc.


October 13, 1998
                                            by  /s/ George E. Duck, Jr.
                                                ---------------------------
                                                George E. Duck, Jr.
                                                Vice President, Finance
                                                Secretary and Treasurer

                                 EXHIBIT INDEX


       99.1 TECHNOLOGY AGREEMENT DATED AS OF AUGUST 14, 1998, BETWEEN AC HUMKO CORP. AND BIONUTRICS ENTITIES*

       99.2 EXCLUSIVE SUPPLY AGREEMENT DATED AS OF AUGUST 14, 1998, BETWEEN AC HUMKO CORP. AND BIONUTRICS ENTITIES*

                  * A portion of the exhibits as noted therein has been redacted pursuant to a request for confidential treatment filed with the Commission. The omitted information has been filed separately.